Prepayments and other assets	12 Months Ended
Mar. 31, 2024
Prepayments And Other Assets
Prepayments and other assets

21 Prepayments and other assets

	March 31,
Current	2023	2024
Advance to vendors (net of allowance)	804,201	1,298,798
Advance to joint venture (net of allowance)	-	6,319
Balance with statutory authorities	41,973	98,823
Prepaid expenses	102,299	63,399
Due from employees	3,451	8,328
Others	-	12,194
Total	951,924	1,487,861

Non-current
Prepaid expenses	1,177	755
	1,177	755

Advances to vendor primarily consist of amounts paid to airline and hotels for future bookings.

The movement in the allowance for doubtful advances:

	March 31,
	2023	2024
Balance at the beginning of the year	22,967	59,612
Provisions accrued during the year	38,860	10,025
Amount written off during the year	(2,215)	-
Balance at the end of the year	59,612	69,637